POWER OF ATTORNEY

The undersigned Directors and Officers of Farmers New World Life Insurance Company, a Washington corporation, hereby constitute and appoint Chris Flint and Garrett B. Paddor, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him/her and on his/her behalf and in his/her name, place and stead, to execute and file any of the documents referred to below relating to Registration Statements under the Securities Act of 1933 and under the Investment Company Act of 1940 listed below with respect to the variable life insurance policies to be issued through the Farmers Variable Life Separate Account A: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, and all applications for any exemption from the federal securities laws, each of said attorneys-in-fact and agents and him/her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

Registrant Name	Product Name and File Number
Farmers Variable Life Separate Account A	Product Name: Farmers Variable Universal Life
Securities Act File Number: 333-84023
Investment Company Act File Number: 811-09507
Product Name: Farmers LifeAccumulator
Securities Act File Number: 333-100287
Investment Company Act File Number: 811-09507
Product Name: Farmers EssentialLife® Variable Universal Life
Securities Act File Number: 333-149540
Investment Company Act File Number: 811-09507

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date set forth below.

Signature	Title	Date

	Director and President	February 16, 2021
Chris Flint
Feb 18, 2021 5:33 PM PST
Chris Flint

	Director and Chairman of the Board	February 16, 2021
Stephen McAnena
Feb 20, 2021 3:44 AM PST
Stephen McAnena

	Director	February 16, 2021
David Travers
Feb 18, 2021 5:20 PM CST
David Travers

Signature	Title	Date

	Director	February 16, 2021
Scott Stoll
Feb 18, 2021 2:53 PM PST
Scott Stoll

	Director and Assistant Treasure	February 16, 2021
Scott Lindquist
Mar 15, 2021 2:59 PM MST
Scott Lindquist

	Director	February 16, 2021
Annette Thompson
Feb 22, 2021 4:07 PM PST
Annette Thompson

	Director	February 16, 2021
Ben Tucker
Feb 18, 2021 14:35:12
Warren Tucker